UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 30, 2013

(Date of earliest event reported)

VISTA GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 SHAFFER PARKWAY, SUITE 5, LITTLETON, COLORADO 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual General Meeting of Shareholders

On April 30, 2013, Vista Gold Corp. (the “Corporation”) held its annual general and special meeting of shareholders at Suite 1200, 200 Burrard Street, Vancouver, British Columbia, at 10:00 a.m. (Vancouver time).  Shareholders representing 56,179,643 shares or 68.88% of the shares authorized to vote (81,563,498) were present in person or by proxy, representing a quorum for the purposes of the annual general and special meeting.  The shareholders approved the following:

	For	Against	Withheld	Spoiled	Non Vote
Proposal #1 — Election of Directors Ordinary resolution to elect the following nominees as directors:
John M. Clark	33,980,894	0	2,132,854	0	20,065,895
Frederick H. Earnest	34,828,480	0	1,285,268	0	20,065,895
W. Durand Eppler	21,231,887	0	14,881,861	0	20,065,895
C. Thomas Ogrzylo	19,340,587	0	16,773,161	0	20,065,895
Michael B. Richings	34,491,114	0	1,622,634	0	20,065,895
Tracy A. Stevenson	33,976,248	0	2,137,500	0	20,065,895

	For	Against	Withheld	Spoiled	Non Vote
Proposal #2 — Appointment of Auditors Ordinary resolution to appoint PricewaterhouseCoopers LLP as auditors of the Corporation and that the remuneration of the auditors be determined by the Board of Directors through the Audit Committee.	55,752,861	0	426,782	0	0

	For	Against	Withheld	Spoiled	Non Vote
Proposal #3 — Approval of the continuance of the Corporation as a British Columbia Corporation Special resolution authorizing the Corporation to continue into British Columbia and to adopt constating documents that comply with the Business Corporations Act (British Columbia).	32,553,947	3,559,801	0	0	20,065,895

All nominees for election to the Corporation’s Board of Directors were elected to the Board of Directors and will serve until the Corporation’s 2014 annual meeting of shareholders or until successors are duly elected and qualified.  The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s Independent Registered Public Accounting Firm for the 2013 fiscal year was approved. The proposal to continue the Corporation into British Columbia and adopt constating documents that comply with the Business Corporations Act (British Columbia) was approved.

Item 7.01  Regulation FD

On May 1, 2013, the Registrant issued a press release providing the results of its 2013 annual general and special meeting of shareholders held in Vancouver, British Columbia on April 30, 2013.  A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

99.1        Press Release dated  May 1, 2013*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP.
(Registrant)

Dated: May 3, 2013	By:	/s/John F. Engele
John F. Engele
Chief Financial Officer